                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 30, 1997
                       (Date of earliest event reported)



                            PS GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                        1-7141                33-0692068
(State or other jurisdiction     (Commission file number)   (I.R.S. Employer
    of incorporation)                                       Identification No.)



                    4370 La Jolla Village Drive, Suite 1050
                          San Diego, California  92122
             (Address of principal executive offices and zip code)


                                 (619) 642-2999
                        (Registrant's telephone number)
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ITEM 5.        OTHER EVENTS

     At the Annual Meeting of Stockholders of PS Group Holdings, Inc. (the "Company") held on May 30, 1997 (the "Annual Meeting"), the Company's stockholders approved and adopted the Board Unclassification Amendments (as defined and set forth in the Company's Proxy Statement dated April 11, 1997 (the "Proxy Statement")) to the Company's Restated Certificate of Incorporation (the "Prior Restated Certificate") and to the Company's Restated By-Laws (the "Prior Restated By-Laws"). Pursuant to such stockholder approval of the Board Unclassification Amendments, the Company has filed a new Restated Certificate of Incorporation (the "Current Restated Certificate") with the Secretary of State of Delaware giving effect to the Board Unclassification Amendments proposed in the Proxy Statement. Also pursuant to stockholder approval of the Board Unclassification Amendments, the Prior Restated By-Laws were amended in the manner proposed in the Proxy Statement. As a result of these actions, the Board of Directors of the Company (the "Board") has been unclassified effective with the 1998 Annual Meeting of Stockholders.

     In addition to the foregoing, at a meeting of the Board immediately following the Annual Meeting, the Board adopted certain additional amendments (the "Additional Amendments") to the Prior Restated By-Laws to eliminate provisions that had become redundant in light of the adoption of the Board Unclassification Amendments, the prior adoption of the Advance Notice Amendments (as defined in the Proxy Statement and previously filed by the Company as part of a Current Report on Form 8-K dated March 13, 1997) and the holding of the Annual Meeting.

     The text of the Current Restated Certificate, as filed with the Secretary of State of Delaware on May 30, 1997, is attached hereto as Exhibit 99.1. The text of the Restated By-Laws, as amended effective May 30, 1997 (the "Current Restated Bylaws"), marked to indicate the Additional Amendments, is attached hereto as Exhibit 99.2. The text of the Restated By-Laws, reflecting the Additional Amendments without markings, is attached hereto as Exhibit 99.3. The text of a press release issued May 30, 1997 relating to the Annual Meeting is attached hereto as Exhibit 99.4.


ITEM 7. (c)  EXHIBITS


Exhibit
Number       Description
-------      -----------

99.1         The Current Restated Certificate

99.2         The Current Restated By-Laws, marked to indicate the Additional
             Amendments

99.3         The Current Restated By-Laws

99.4         Press Release dated May 30, 1997

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PS GROUP HOLDINGS, INC.
                                       (Registrant)

Date:  May 30, 1997


                                       By:  /s/ CHARLES E. RICKERSHAUSER, JR.
                                            ---------------------------------
                                            Charles E. Rickershauser, Jr.
                                            Chairman of the Board and Chief
                                            Executive Officer

                                 EXHIBIT INDEX
                                 -------------

     The following exhibits are hereby filed as part of this Form 8-K:



Exhibit                                                                                         Page
Number       Description                                                                        Number
------       -----------                                                                        ------
99.1         The Current Restated Certificate

99.2         The Current Restated By-Laws, marked to indicate the Additional Amendments

99.3         The Current Restated By-Laws

99.4         Press Release dated May 30, 1997

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